Exhibit 10.j.

Severance Policy for Executive Employees

Three-Tiered Structure

•	Tier I:	12 months of “pay”
	—	CEO and President
	—	Direct Reports to CEO and President
•	Tier II:	9 months of “pay”
	—	Other Elected “Form 4” Corporate Officers
•	Tier III:	6 months of “pay”
	—	Other Direct Reports to Tier I Employees

Form of Delivery: One 3-year rolling (“top hat”) plan

•	Severance Benefit:
— Tier I: 12 months of base pay and target bonus
— Tier II: 9 months of base pay and target bonus
— Tier III: 6 months of base pay and target bonus
•	Benefit Trigger: Involuntary termination without cause or voluntary termination for good reason. (Note: “Cause” and “good reason” as defined in the CIC contracts)
•	Payout Timing: Continuation of pay
•	Annual Bonus: Pro rata target payout
•	Long-Term Incentives: Unvested grants forfeited
•	Retirement Benefits: Per plans; no enhancement
•	Health Benefits: Continued at same employee cost and coverage level for
18 months, for all tiers (i.e., COBRA)
•	Restrictive Covenants: Noncompete and nonsolicitation (length to match severance period) and confidentiality
•	Waiver: Required for benefit commencement/continuation
•	Outplacement: Defined/provided via separate company policy